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                                                                   EXHIBIT 23(b)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Torchmark Corporation:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Torchmark Corporation of our report dated January 29, 1999, except as to note 17 which is as of February 10, 1999, and to the reference to our firm under the heading "Experts" in the Resale Prospectus.


                                         KPMG LLP

Birmingham, Alabama
December 29, 1999